UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2010

California Petroleum Transport Corporation
(Exact name of registrant as specified in its charter)
Delaware	033-79220	04-3232976
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

68 South Service Road, Suite 120, Melville, New York		11747
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code): (212) 302 5151

(Former Name or Former Address, if Changed Since Last Report): None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On February 17, 2010, California Petroleum Transport Corporation (the "Company") commenced a consent solicitation (the "Consent Solicitation") to amend the indenture (the "Indenture") relating to its 8.52% First Preferred Mortgage Notes due 2015 (the "Notes") and to amend or terminate certain related collateral and other agreements. Jeffries & Company, Inc. is acting as the solicitation agent for the Consent Solicitation and D.F. King & Co., Inc. is acting as the information and tabulation agent.  The proposed amendments to the Indenture and related collateral and other agreements are fully described in the Consent Solicitation Statement.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
99.1	Form of Consent Solicitation Statement, dated February 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA PETROLEUM TRANSPORT CORPORATION
(Registrant)

Dated: February 17, 2010	By:	/s/ Frank B. Bilotta
Name: Frank B. Bilotta Title: President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Form of Consent Solicitation Statement, dated February 17, 2010.

SK 26796 0003 1072378